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                                                                   EXHIBIT 24.1


                          DIRECTORs AND/OR OFFICERs OF
                               ROADWAY CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned directors and/or officers of Roadway Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Michael W. Wickham, J. Dawson Cunningham and John J. Gasparovic, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 a Registration Statement on Form S-8 relating to the registration for sale of the Company's common stock, par value $.01 per share, to be issued pursuant to the Roadway Express, Inc. Union Stock Plan and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                   EXECUTED as of this 12th day of August 2002.
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

    /s/ Michael W. Wickham                  /s/ Dale F. Frey                       /s/ John F. Fiedler
    ------------------------------          ------------------------------         ------------------------------
          Michael W. Wickham                         Dale F. Frey                          John F. Fiedler
 Chairman and Chief Executive Officer                  Director                               Director

    /s/ J. Dawson Cunningham                /s/ Phillip J. Meek                     /s/ Carl W. Schafer
    ------------------------------          ------------------------------         ------------------------------
          J. Dawson Cunningham                       Phillip J. Meek                        Carl W. Schafer
     Executive Vice President and                       Director                               Director
      Chief Financial Officer

    /s/ John G. Coleman                     /s/ Frank P. Doyle
    ------------------------------          ------------------------------         ------------------------------
            John G. Coleman                         Frank P. Doyle                       Sarah Roush Werner
              Controller                               Director                               Director
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